UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: November 12, 2004 (Date of earliest event reported)
Dawson Geophysical Company (Exact name of registrant as specified in its charter)
TX (State or other jurisdiction of incorporation)	000-10144 (Commission File Number)	75-0970548 (IRS Employer Indentification Number)
	508 W. Wall, Suite 800 (Address of principal executive offices)	79701 (Zip Code)
Registrant's telephone number, including area code: 432-684-3000

Item 2.02. Results of Operations and Financial Condition

Item 9.01. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of Dawson Geophysical Company dated November 12, 2004

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2004	DAWSON GEOPHYSICAL COMPANY By: /s/ L. Decker Dawson L. Decker Dawson CEO